SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                             CURRENT REPORT

                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    June 5, 1997



                    INTERNATIONAL MULTIFOODS CORPORATION
            (Exact name of registrant as specified in its charter)




          Delaware                  1-6699               41-0871880
(State or other jurisdiction      (Commission         (I.R.S. Employer
      of incorporation)           File Number)       Identification No.)




33 South 6th Street, Minneapolis, Minnesota                   55402
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (612) 340-3300



                            Not applicable
       (Former name or former address, if changed since last report)


Item 5.     Other Events.


     On June 5, 1997, International Multifoods Corporation (the "Company") announced that the Company is realigning its North America Foods segment and intends to sell its Canada Frozen bakery unit. See the Company's press release dated June 5, 1997, attached hereto as
Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

(c)     Exhibits.

   99.1   Press release of International Multifoods Corporation dated
          June 5, 1997.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INTERNATIONAL MULTIFOODS CORPORATION



Date:  June 5, 1997            By  /s/ William L. Trubeck
                                   William L. Trubeck
                                   Senior Vice President Finance and
                                   Chief Financial Officer




                             EXHIBIT INDEX


99.1   Press release of International Multifoods Corporation dated
       June 5, 1997.